SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                  Date of Report (Date of Earliest Event Reported):
                             February 4, 2011

                       Iron Eagle Group, Inc.
             --------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware               0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          61 West 62nd Street, Suite 23F
                 New York, NY                  10023
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     (Address of principal executive offices,             Zip Code)

                          (888) 481-4445
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          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed below.

ITEM 8.01  OTHER EVENTS

IPX Capital, LLC
----------------
On February 4, 2011, the registrant executed a consulting agreement with IPX Capital, LLC. Pursuant to the agreement, the registrant granted IPX 125,000 common shares valued at $0.80 per common share, which vested immediately. A success fee of $100,000 in cash will be due upon raising up to $40,000,000, plus an additional 1% of any
capital raised in excess of $40,000,000.   An additional 125,000 shares
will be earned and vest upon the completion of raising the necessary capital to find the registrant's first acquisition.

Alliance Advisors, LLC
----------------------
On March 1, 2011, the registrant entered into an investor relations consulting agreement with Alliance Advisors, LLC. Pursuant to the 15 month agreement, the registrant will issue 120,000 restricted shares over the term of the agreement, including 40,000 to be issued within the first 30 days of the agreement. In March 2011, the registrant issued 40,000 shares of common stock, valued at $1.01 a share, which vested immediately. The agreement also provides for cash fees beginning on the fourth month of service. The fees range from $5,000 a month to $8,500 a month, with the escalations occurring upon closing of a financing transaction of $10 million or more and upon a successful listing on the American Stock Exchange of NASDAQ.

On March 8, 2011, the Company entered into a note agreement with Alliance Advisors for $7,500 as consideration for receipt of cash by the registrant. This note has an interest rate of 12% and is due upon the earlier of June 8, 2011 or the registrant receiving at least $100,000 of funding.

Hayden IR
---------
On March 1, 2011, the registrant entered into a 12 month consulting agreement with Hayden IR to provide corporate investor and public relations services. Pursuant to the agreement, the registrant will
issue 75,000 shares of common stock within 30 days of engagement.   In
March 2011, the registrant issued the 75,000 shares, valued at $1.01 a
share, which vested immediately.   The agreement provides for no
monthly cash fee for the first six months of service. In months seven through twelve, assuming a funding event of $10 million or more occurs, the fees will be $7,000 per month. If the registrant does not raise enough money to pay the fee, an additional 75,000 shares of restricted common stock will be issued to Hayden IR within 30 days following the sixth month of engagement.

RJ Falkner & Company
--------------------
On March 1, 2011, the registrant entered into a consulting agreement with RJ Falkner & Company, Inc. to prepare and distribute Research Profile reports to over 9,500 investment professionals on a recurring basis, follow-up with investment professionals and investors on a continuing basis, and respond to inquiries from brokers, money managers and investors. The registrant will pay Falkner a monthly retainer fee of $5,000 payable in restricted shares of common stock, payable each month in advance, calculated on the average closing price of the registrant's stock during the prior 20 market trading days, which was 7,693 shares at $1.30 a share for the first two months of service. In addition, the registrant issued Falkner a three-year option to purchase 85,000 shares of the registrant's common stock, at an exercise price that is equivalent to the last trade price of the registrant's common stock on the date prior to the start date of the consulting agreement, which was $1.01 a share.

NewsUSA
On March 1, 2011, the registrant entered into a media production and placement services agreement with NewsUSA to provide national media exposure for the registrant. NUSA will provide the registrant with $500,000 of media credit to be used in the placement of print and radio features obtained by NUSA on behalf of the registrant. Pursuant to the agreement, the registrant was to issue $125,000 of restricted common shares valued at the 30 day weighted average price as of the effective day of the agreement. In March 2011, pursuant to this agreement, the registrant issued 96,154 shares of stock, valued at $1.30 a share, which vested immediately. For every release after the first media release, for each $25,000 of media credit utilized, the registrant shall debit the guaranteed media credit by $22,500 and pay the remaining $2,500 in cash.

Related party notes
On March 8, 2011, the registrant entered in a note agreement with Joseph LoCurto, the registrant's chairman, for $30,000 as consideration for receipt of cash by the registrant. This note is due upon the registrant receiving at least $75,000 of funding. The note will start to accrue at interest rate of 10% starting on April 1, 2011.

On March 8, 2011, the registrant entered in a note agreement with Jed Sabio, the registrant's executive vice president of business development, for $30,000 as consideration for receipt of cash by the registrant. This note is due upon the registrant receiving at least $75,000 of funding. The note will start to accrue at interest rate of 10% starting on April 1, 2011.

On March 17, 2011, the registrant entered in a note agreement with Jason Shapiro, the registrant's current chief executive officer, for $250,000 as consideration for reducing the amount owed to Jason Shapiro by $250,000 for out-of-pocket expenses incurred by Jason Shapiro since November 2009. This note is due December 31, 2011 and bears an interest rate of 10% starting on April 1, 2011.

Purchase of Marketable Securities
On March 15, 2011, the registrant purchased 250,000 common shares of the registrant from Galileo Partners, LLC for $100. Galileo Partners is an investment firm where Steven Antebi, a non-affiliate, is the president and chief executive officer.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibits
No.          Description

99-1         IPX Capital, LLC consulting agreement dated February 4,
              2011
99-2         Alliance Advisors, LLC investor relations consulting
              Agreement dated March 1, 2011
99-3         Alliance Note Agreement dated March 8, 2011
99-4         Hayden IR consulting agreement dated March 1, 2011
99-5         RJ Falkner Consulting Agreement dated March 1, 2011
99-6         NewsUSA media production and placement services agreement
              Dated March 1, 2011
99-7         LoCurto note agreement dated March 8, 2011
99-8         Sabio note agreement dated March 9, 2011
99-9         Shapiro note agreement dated March 17, 2011


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/Jason Shapiro
         ------------------------
         Jason Shapiro
         Chief Executive Officer

Dated:   March 28, 2011